Cash, Cash Equivalents and Restricted Cash (Detail) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Cash And Cash Equivalents [Abstract]
Cash and savings accounts	$ 57,736	$ 59,302
Time deposits	7	6
Cash and cash equivalents reported on the consolidated balance sheets	57,743	59,308
Cash restricted as performance bond	531	518
Total cash, cash equivalents and restricted cash reported on the consolidated statements of cash flows	$ 58,274	$ 59,826	$ 64,177	$ 66,211